UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2019

NATURAL HEALTH FARM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-1621697	98-1032170
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

20 North Orange Ave., Suite 1100

Orlando, Florida, 32801

(Address of principal executive offices)

(407) 476-8976

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 7, 2018, Natural Health Farm Holdings Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting, among other things, that on December 3, 2018, the Company completed its acquisition of GGLG Properties Pty Ltd. ("GGLG") and Prema Life Pty Ltd (“Prema Life”). This Amendment No. 1 to the Original Form 8-K ("Amendment No. 1") amends the Original Form 8-K to provide the historical interim financial statements of GGLG and Prema Life as of December 31, 2018 and for the three months ended December 31, 2018 and 2017, and the unaudited pro forma condensed financial information for the Company, GGLG and Prema Life for the year ended September 30, 2018 and for the three months ended December 31, 2018 and the audited financial statements for GGLG and Prema Life for the years ended September 30, 2018 and 2017, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Exhibit 99.1 filed herewith contains the audited financial statements of GGLG and Prema Life for the years ended September 30, 2018 and 2017in satisfaction of the Item 9.01(a) requirements.

Exhibit 99.2 filed herewith contains the unaudited interim financial statements of GGLG and Prema Life as of December 31, 2018 and for the three months ended December 31, 2018 and 2017 in satisfaction of the Item 9.01(a) requirements.

(b) Pro Forma Financial Information

Exhibit 99.3 filed herewith contains the unaudited pro forma condensed combined financial information of the Company and GGLG and Prema Life for the year ended September 30, 2018 and as of and for the three months ended December 31, 2018, in satisfaction of the Item 9.01(b) requirements.

(c) Exhibits

Exhibit No.	Description
99.1	GGLG PROPERTIES PTY LTD - Years Ended September 30, 2018 and 2017

99.2	GGLG PROPERTIES PTY LTD - Three Months Ended December 31, 2018 and 2017 (Unaudited)

99.3	PREMA LIFE PTY LTD - Three Months Ended December 31, 2018 and 2017 (Unaudited)

99.4	PREMA LIFE PTY LTD - Years Ended September 30, 2018 and 2017

99.5	NATURAL HEALTH FARM HOLDINGS INC. Unaudited Pro Forma Condensed Combined Financial Statements For The Three Months Ended December 31, 2018

P-1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natural Health Farm Holdings Inc.

Dated: May 10, 2019	By:	/s/ Tee Chuen Meng
Tee Chuen Meng, Chief Executive Officer